EXHIBIT 32.2

            Section 1350 Certification of the Chief Financial Officer

I, Gunther Braun, Chief Financial Officer of Rofin-Sinar Technologies Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

1. The Annual Report on Form 10-K of the Company for the annual period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    December 19, 2003

                                                 /s/  Gunther Braun
                                                 -----------------------
                                                 Gunther Braun
                                                 Chief Financial Officer